UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        May 4, 2006
                                                 ------------------------------


                             NBC CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Mississippi                 1-15773                 64-0694755
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 (State or other jurisdiction      (Commission             (IRS Employer
    of incorporation)              File Number)         Identification No.)


NBC Plaza, Starkville, Mississippi                           39759
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (662) 343-1341
                                                   ----------------------------

                                       n/a
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Disclosure of Other Events.

On May 4, 2006, NBC Capital Corporation ("NBY") issued a press release announcing the sale of 2.4 million shares of its common stock at an offering price of $19.50 per share. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number   Description of Exhibit
-------- ----------------------
99.1     Press release issued May 4, 2006



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NBC CAPITAL CORPORATION
                                       (Registrant)

Date:  May 4, 2006
                                  By:  /s/ Richard T. Haston
                                      --------------------------------------
                                       Richard T. Haston
                                       Executive Vice President,
                                       Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit                Description
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99.1           Press Release dated May 4, 2006